EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 1996, relating to the financial statements of Los Angeles SMSA Limited Partership, appearing on page 32 of the United States Cellular Corporation Annual Report on Form 10-K for the year ended December 31, 1995.

PRICE WATERHOUSE LLP

San Francisco, California
November 26, 1996


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of United States Cellular Corporation of our report dated February 17, 1995, of our audits of the financial statements of the Los Angeles SMSA Limited Partnership as of December 31, 1994, and for each of the two years in the period ended December 31, 1994, included in the United States Cellular Corporation Annual Report on Form 10-K for the year ended December 31, 1995; such financial statements were not included separately in such Form 10-K.

                                                  COOPERS & LYBRAND L.L.P.
Newport Beach, California
November 22, 1996


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of United States Cellular Corporation of our
report   dated  February  9,  1996,  February  10, 1995 and  February 11, 1994,
respectively,   on   our   audits   of   the   financial   statements   of   the
Nashville/Clarksville   MSA     Partnership as of December 31, 1995, 1994 and
1993 and for the years ended December 31, 1995, 1994 and 1993, included in the United States Cellular Corporation Annual Report on Form 10-K for the year ended December 31, 1995; such financial statements were not included separately in such Form 10-K.

                                                  COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
November 26, 1996


CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of United States Cellular Corporation of our report dated February 9, 1996, February 10, 1995 and February 11, 1994, respectively, on our audits of the financial statements of the Baton Rouge MSA Partnership as of December 31, 1995, 1994 and 1993 and for the years ended December 31, 1995, 1994 and 1993, included in the United States Cellular Corporation Annual Report on Form 10-K for the year ended December 31, 1995; such financial statements were not included separately in such Form 10-K.

                                                  COOPERS & LYBRAND, L.L.P.

Atlanta, Georgia
November 26, 1996

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